UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2017

Valvoline Inc.
(Exact name of registrant as specified in its charter)

Kentucky	001-37884	30-0939371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3499 Blazer Parkway
Lexington, KY 40509
(Address of principal executive offices and zip code)

(859) 357-7777
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 22, 2017, Valvoline Inc. (the “Company”) issued a news release (the “news release”) announcing that it has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) for a special meeting of shareholders (the “Special Meeting”). A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The purpose of the Special Meeting is to consider and vote upon a proposal by the Company’s Board of Directors (the “Board”) to adopt amendments to Sections 5.04, 7.02 and 8.01 (collectively, the “Supermajority Voting Provisions”) of the Company’s Amended and Restated Articles of Incorporation (the “Articles”) that currently require the affirmative vote of the holders of at least 80% of the voting power of the then outstanding voting stock, voting together as a single class, to: (i) remove a director from the Company’s Board without cause; (ii) adopt, repeal, alter or amend any provision of the Company’s By-laws; and (iii) amend, alter, change, or repeal or to adopt any provision inconsistent with Article V (Board of Directors), Article VI (Shareholders), Article VII (Adoption, Amendment or Repeal of By-laws) and Article VIII (Adoption, Amendment or Repeal of Articles) of the Articles.

The Board unanimously recommends that the Company’s shareholders vote to approve and adopt amendments to the Articles that will eliminate the Supermajority Voting Provisions in a step-down process (such amendments, the “Supermajority Voting Amendments”).  If approved, the Supermajority Voting Amendments will (i) immediately reduce the current supermajority voting thresholds from 80% to 66⅔% for all of the Supermajority Voting Provisions upon the effectiveness of the amendments to the Articles (the “Amendment Effective Date”), which is expected to occur promptly after the Special Meeting, and (ii) on the third anniversary of the Amendment Effective Date, reduce the 66⅔% supermajority voting thresholds to simple majority voting thresholds for all of the Supermajority Voting Provisions.

When the definitive proxy statement is completed, the Company will mail it and other relevant documents to its shareholders in connection with its solicitation of proxies for the Special Meeting. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Supermajority Voting Amendments. It is not intended to provide the basis for any decision in respect of the Supermajority Voting Amendments. The Company’s shareholders and other interested persons are advised to read the preliminary proxy statement, any amendments thereto and the definitive proxy statement when available in connection with the Company’s solicitation of proxies for the Special Meeting, as these materials will contain important information about the Company and the Supermajority Voting Amendments. Shareholders may also obtain copies of the preliminary proxy statement, the definitive proxy statement when available and other documents filed by the Company with the SEC, without charge, at the SEC’s website at www.sec.gov, or by contacting the Company’s Corporate Secretary by telephone at (859) 357-7777 or by mail at 3499 Blazer Parkway, Lexington, KY 40509.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	News Release dated March 22, 2017

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALVOLINE INC.

Dated: March 22, 2017	By:	/s/ Julie M. O’Daniel
Julie M. O’Daniel
Senior Vice President, General Counsel
& Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release dated March 22, 2017

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